                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2005

                            Finlay Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-25716                        13-3492802
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

                529 Fifth Avenue, New York, New York        10017
              -----------------------------------------------------
              (Address of principal executive offices)   (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

     On May 19, 2005, Finlay Fine Jewelry Corporation ("Finlay Jewelry", a
wholly-owned subsidiary of Finlay Enterprises, Inc. ("Finlay Enterprises")), FFJ
Acquisition Corp., a newly-formed wholly-owned subsidiary of Finlay Jewelry
("FFJ"), Carlyle & Co. Jewelers ("Carlyle"), certain stockholders of Carlyle and
Russell L. Cohen (as stockholders' agent) entered into an Agreement and Plan of
Merger (the "Merger Agreement"). In accordance with the Merger Agreement, Finlay
Jewelry acquired Carlyle through the merger of FFJ with and into Carlyle (the
"Merger"). The purchase price was approximately $29 million and was financed with borrowings under Finlay Jewelry's revolving credit facility. In the Merger,
Carlyle is the surviving corporation and will continue as a wholly-owned subsidiary of Finlay Jewelry. The Merger Agreement contains customary representations, warranties and covenants by the parties.

     On May 19, 2005, Finlay Enterprises issued a press release announcing the
Merger. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In connection with the Merger, (i) Finlay Jewelry entered into a Third
Amended and Restated Credit Agreement, dated as of May 19, 2005 (the "Restated
Credit Agreement") among Finlay Jewelry, Carlyle, Finlay Enterprises, General
Electric Capital Corporation, individually and in its capacity as administrative agent, Bank of America, N.A., individually and as documentation agent, and certain other banks and institutions and (ii) Finlay Jewelry entered into a
Consent and Amendment, dated as of May 19, 2005 by and among Sovereign Bank,
Sovereign Precious Metals, LLC (Sovereign Bank and Sovereign Precious Metals,
LLC, individually and as agents), Commerzbank International S.A., Finlay Jewelry and eFinlay, Inc. to the Amended and Restated Gold Consignment Agreement, dated as of March 30, 2001, as amended (the "Consent and Amendment"), to, among other things, allow for the transactions contemplated by the Merger Agreement.
Carlyle's credit facility was terminated in connection with the Merger and
Carlyle has been added as a borrower under the Restated Credit Agreement. In addition, Carlyle and its subsidiaries entered into, together with Finlay
Jewelry, supplemental indentures and guarantees (the "Supplemental Indentures")
to guarantee obligations of Finlay Jewelry under its outstanding 8-3/8% Senior
Notes due June 1, 2012 pursuant to the indenture relating thereto.

     The foregoing description of the Merger Agreement, the Restated Credit
Agreement, the Consent and Amendment and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the
Merger Agreement, the Restated Credit Agreement, the Consent and Amendment and
the Supplemental Indentures, which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Restated Credit Agreement is hereby incorporated into this
Item 2.03. On May 19, 2005, Finlay Jewelry completed a drawdown of $48.9 million, the proceeds of which were principally used to pay the purchase price in the Merger, and to pay in full Carlyle's credit facility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       Not Applicable

(B)    PRO FORMA FINANCIAL INFORMATION.

       Not Applicable

(C)  EXHIBITS.

2.1    Agreement and Plan of Merger, dated May 19, 2005, by and among Finlay
       Fine Jewelry Corporation, FFJ Acquisition Corp., Carlyle & Co. Jewelers,
       certain stockholders of Carlyle & Co. Jewelers and Russell L. Cohen (as
       stockholders' agent).

10.1   Third Amended and Restated Credit Agreement, dated as of May 19, 2005, among Finlay Fine Jewelry Corporation and Carlyle & Co. Jewelers, Finlay
       Enterprises, Inc., General Electric Capital Corporation, individually and in its capacity as administrative agent, Bank of America, N.A., individually and as documentation agent, and certain other banks and institutions.

10.2   Amendment to Amended and Restated Security Agreement, dated as of May 19,
       2005, by and among Finlay Fine Jewelry Corporation, Finlay Jewelry, Inc.,
       Finlay Merchandising & Buying, Inc., eFinlay, Inc.,

       Carlyle & Co. Jewelers, Carlyle and Co. of Montgomery, Park Promenade,
       Inc. and J.E. Caldwell Co., and General Electric Capital Corporation,
       individually and as agent.

10.3   Consent and Amendment, dated as of May 19, 2005, among Sovereign Bank,
       Sovereign Precious Metals, LLC (Sovereign Bank and Sovereign Precious
       Metals, LLC individually and as agents), Commerzbank International S.A.,
       Finlay Fine Jewelry Corporation and eFinlay, Inc. to the Amended and
       Restated Gold Consignment Agreement, dated as of March 30, 2001, as amended.

10.4   Joinder Agreement dated as of May 19, 2005 for the benefit of General
       Electric Capital Corporation, as administrative agent, in connection with
       (i) that certain Amended and Restated Guaranty dated as of January 22,
       2003 among the guarantors party thereto and the agent, (ii) that certain
       Amended and Restated Security Agreement dated as of January 22, 2003 among the grantors party thereto and the agent and (iii) that certain
       Amended and Restated Pledge Agreement dated as of January 22, 2003 among the pledgors party thereto and the agent.

10.5   Supplemental Indenture dated as of May 19, 2005 among Carlyle & Co.
       Jewelers, Finlay Fine Jewelry Corporation and HSBC Bank USA, as Trustee,
       together with Subsidiary Guarantee.

10.6   Supplemental Indenture dated as of May 19, 2005 among J.E. Caldwell Co.,
       Finlay Fine Jewelry Corporation and HSBC Bank USA, as Trustee, together with Subsidiary Guarantee.

10.7   Supplemental Indenture dated as of May 19, 2005 among Carlyle & Co. of
       Montgomery, Finlay Fine Jewelry Corporation and HSBC Bank USA, as
       Trustee, together with Subsidiary Guarantee.

10.8   Supplemental Indenture dated as of May 19, 2005 among Park Promenade,
       Inc., Finlay Fine Jewelry Corporation and HSBC Bank USA, as Trustee,
       together with Subsidiary Guarantee.

99.1   Press Release, dated May 19, 2005, issued by Finlay Enterprises, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINLAY ENTERPRISES, INC.

Dated: May 25, 2005                     By: /s/ Bruce E. Zurlnick
                                            ------------------------------------
                                        Bruce E. Zurlnick
                                        Senior Vice President, Treasurer
                                        and Chief Financial Officer